United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 18, 2019 (January 17, 2019)

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-066764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue
Long Island City, NY 11101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Long Yi

Effective January 17, 2019, the board of directors (the “Board”) of iFresh, Inc. (the “Company”) appointed Mr. Long Yi as the Chief Financial Officer (the “CFO”) to fill the vacancy created by the resignation of Mr. Xin He on December 31, 2018.

The biographical information of Mr. Long Yi is set forth below.

Mr. Long Yi has served as the CFO and Secretary of China Bat Group Inc. (formerly China Commercial Credit, Inc.) a Nasdaq listed company (NASDAQ: GLG) (“GLG”) since January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of GLG between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the GLG’s Board effective June 12, 2015. Mr. Yi has also been the Chief Executive Officer of another Nasdaq listed company, Delta Technology Holdings Limited (NASDAQ: DELT) since January 26, 2018. Prior to joining GLG, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Mr. Yi does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Yi also signed an employment agreement with the Company and agreed to receive an annual compensation consisting of an aggregate 200,000 shares of the Company’s Common Stock (the “Shares”). Mr. Yi shall receive 30,000 Shares upon execution of this employment agreement, 20,000 Shares upon filing of a proxy statement in connection with a potential acquisition, 100,000 Shares upon closing of the acquisition and 50,000 Shares upon closing of a disposition of the Company’s non-performing assets. The employment agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement between the Company and Long Yi, dated January 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2019

iFRESH, INC.

By:	/s/Long Deng
Name:	Long Deng
Title:	Chairman and Chief Executive Officer

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